                                                                       EXHIBIT 3

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                                LIMITED-LIABILITY
                                     COMPANY
                            ARTICLES OF ORGANIZATION
                              (PURSUANT TO NRS 88)
                    -----------------------------------------

                                                                OFFICE USE ONLY:

[SEAL]
            DEAN HELLER
            SECRETARY OF STATE
            101 NORTH CARSON STREET, SUITE 3
            CARSON CITY, NEVADA 89701-4786
            (775) 684 5708

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IMPORTANT:
READ ATTACHED INSTRUCTIONS BEFORE COMPLETING FORM.

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1.    NAME OF LIMITED
      LIABILITY COMPANY:        Global Express Capital Real Estate Investment Fund I, LLC
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2.    RESIDENT AGENT
      NAME AND STREET           Conrex International Financial, Inc. d/b/a Global Capital Mortgage
      ADDRESS:                  -----------------------------------------------------------------------------
      (MUST BE A NEVADA         Name
      ADDRESS WHERE PROCESS
      MAY BE SERVED)            8540 Southeastern Ave., Suite 200, Las Vegas, NEVADA   89123
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                                Street Address                     City                Zip Code
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3.    DISSOLUTION DATE:
      (OPTIONAL-SEE
      INSTRUCTIONS)             Latest date upon which the company is to dissolve (if existence is not perpetual): ______________________
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4.    MANAGEMENT:
      (CHECK ONE)               Company shall be managed by ________ Manager(s) OR ________ Members
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      NAMES ADDRESSES, OF       Conrex International Financial, Inc. d/b/a Global Express Capital Mortgage
      MANAGER(S) OR             -----------------------------------------------------------------------------
      MEMBERS:                  Name
      (ATTACH ADDITIONAL
      PAGES AS NECESSARY)       8540 Southeastern Ave., Suite 200, Las Vegas, NV      89123
                                -----------------------------------------------------------------------------
                                Street Address                     City       State   Zip Code

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                                Name

                                -----------------------------------------------------------------------------
                                Street Address                     City       State   Zip Code


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                                Name

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                                Street Address                     City       State   Zip Code
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5.    OTHER MATTERS:
      (SEE INSTRUCTIONS)        Number of additional pages attached: ___________
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6.    NAMES, ADDRESSES          Global Express Securities, Inc.
      AND SIGNATURES OF         By:  John Tooke, President        /s/ John Tooke, President
      ORGANIZER(S):             ------------------------------    -------------------------------------------
      (ATTACH ADDITIONAL        Name                              Signature  John Tooke, President
      PAGES IF THERE ARE
      MORE THAN 2 ORGANIZERS)   8540 Southeastern Ave., Suite 200, Las Vegas, NV      89123
                                -----------------------------------------------------------------------------
                                Address                            City       State   Zip Code


                                --------------------------------    -----------------------------------------
                                Name                                Signature

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                                Address                            City       State   Zip Code
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7.    CERTIFICATE OF            Conrex International Financial, Inc. d/b/a Global Express Capital Mortgage
      ACCEPTANCE OF             I, Connie S. Farris hereby accept appointment as Resident Agent for the
      APPOINTMENT OF            above named limited-liability company.
      RESIDENT AGENT:
                                 /s/ Connie S. Farris                                11/20/00
                                ------------------------------------------------   --------------------------
                                Signature of Resident Agent                           Date
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THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES. SEE ATTACHED FEE SCHEDULE.